Filed Pursuant to Rule 497(a)

Registration No. 333-239839

Rule 482ad

GREAT ELM CAPITAL CORP. ANNOUNCES NON-TRANSFERABLE RIGHTS OFFERING

WALTHAM, MA, August 31, 2020 – Great Elm Capital Corp. (the “Company” or “GECC”) (NASDAQ: GECC) announced today that its Board of Directors has approved the terms of a non-transferable subscription rights offering to purchase shares of its common stock.

The Company will issue to its stockholders of record as of 5:00 p.m., New York City time, on September 4, 2020, non-transferable rights to subscribe for up to an aggregate of 10,761,950 shares of the Company’s common stock. Record date stockholders will receive one right for each share of common stock owned on the record date. The rights entitle the holders to purchase at the subscription price one new share of common stock for every one right held and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations set forth in the prospectus and subject to allotment, for additional shares of common stock that were not subscribed for by other holders of record. Stockholders may exercise their rights at any time during the subscription period, which commences on September 8, 2020 and ends at 5:00 p.m., New York City time, on September 28, 2020, unless extended by the Company in its sole discretion (the “Expiration Date”).

The Company intends to use the net proceeds from the offering primarily to (i) make opportunistic investments, in accordance with its investment objectives and policies, in assets that the Company’s external investment manager, Great Elm Capital Management, Inc., believes have become undervalued due to the current extreme market volatility, and on more attractive terms than the Company would otherwise be able to obtain under typical, less volatile market conditions and (ii) support its existing portfolio companies through the COVID-19 pandemic.

“This offering will allow us to continue implementing the portfolio repositioning we began in the second quarter, including by pursuing additional opportunities in the specialty finance sector” remarked Peter A. Reed, GECC’s Chief Executive Officer. “These opportunities, which may offer more attractive returns than can be found in syndicated corporate credit, also help to make our portfolio more proprietary. We remain intently focused on creating stockholder value by diversifying our portfolio, maintaining significant liquidity and further strengthening our balance sheet.”

The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of the Company’s common stock to be issued pursuant to the offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC.”

Great Elm Capital Group, Inc. and certain of the Company’s other stockholders (the “Participating Shareholders”) have indicated that they intend to fully exercise their rights and over-subscribe in order to make an aggregate investment of up to $24 million in shares of the Company’s common stock. Any over-subscription by the Participating Shareholders will be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise all rights issued to them. Accordingly, there can be no assurance that the Participating Shareholders will acquire any shares of the Company’s common stock through their exercise of over-subscription privileges.

The subscription price for the shares of common stock to be issued pursuant to the offering will be 85% of the volume-weighted average of the market price of the Company’s shares of common stock on the Nasdaq Global Market for the five consecutive trading days ending on the Expiration Date. Because the subscription price will be determined on the Expiration Date, rights holders who decide to acquire shares of common stock pursuant to their primary subscription rights or pursuant to the over-subscription privilege will generally not know the actual subscription price at the time of exercise. Rights holders who decide to acquire shares will be required initially to pay for the shares subscribed for at the estimated subscription price disclosed in the prospectus (and may be required to pay an additional amount or receive a partial refund, depending on the final subscription price).

Important Dates to Remember

Record Date	September 4, 2020 at 5:00 p.m. New York City time
Subscription Period	From September 8, 2020 to September 28, 2020 (unless the offering is extended)
Expiration Date	September 28, 2020 (unless the offering is extended)
Deadline for Delivery of Subscription Certificates and Payment for Shares	September 28, 2020 at 5:00 p.m. New York City time (unless the offering is extended)

Imperial Capital, LLC and Piper Sandler & Co. are acting as dealer managers for the offering.

About Great Elm Capital Corp.

Great Elm Capital Corp. is an externally managed, specialty finance company focused on investing in debt instruments of middle market companies. GECC elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. GECC targets catalyst-driven investments as it seeks to generate attractive, risk-adjusted returns through both current income and capital appreciation.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of GECC before investing. The prospectus contains this and other important information you should know before investing in the common stock. Please read it and other documents referred to therein carefully in their entirety before you invest. A copy of the prospectus may be obtained by contacting Imperial Capital, LLC, Attention: Prospectus Department, 10100 Santa Monica Blvd., Suite 2400, Los Angeles, CA 90067 or by phone: 310-246-3700 or Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by email at prospectus@psc.com or by phone: 1-800-747-3924.

GECC files annual, quarterly and current reports, proxy statements and other information about GECC with the Securities and Exchange Commission (“SEC”). You may also obtain free copies of GECC’s annual and quarterly reports and make stockholder inquiries by contacting Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling GECC collect at (617) 375-3006. GECC maintains a website at http://greatelmcc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through such website. Information on GECC’s website is not incorporated or a part of the prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “expect,” “anticipate,” “should,” “will,” “estimate,” “designed,” “seek,” “continue,” “upside,” “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, the price of GECC common stock, the performance of GECC’s portfolio and investment manager and risks associated with the economic impact of the COVID-19 pandemic on GECC and its portfolio companies. Information concerning these and other factors can be found in GECC’s Annual Report on Form 10-K, GECC’s Quarterly Reports on Form 10-Q and other reports filed with the SEC. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Investor Relations

+1 (617) 375-3006

investorrelations@greatelmcap.com